Exhibit 10.2

EXECUTION VERSION
AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN
CREDIT AGREEMENT AND MODIFICATION TO LOAN DOCUMENTS

This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT AND MODIFICATION TO LOAN DOCUMENTS (this “Agreement”), dated as of May 20, 2020 (the “Effective Date”), is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), certain Subsidiaries of the Company signatory hereto, as Used Vehicle Borrowers and/or New Vehicle Borrowers, the Lenders signatory thereto, which constitute all of the Lenders, BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Bank of America, as Revolving Administrative Agent (in the capacity of collateral agent for the Secured Parties) and each of the other Loan Parties signatory hereto.

W I T N E S S E T H:

WHEREAS, the Company, certain Subsidiaries of the Company party thereto as New Vehicle Borrowers, Bank of America, as Administrative Agent, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and Revolving Administrative Agent (in the capacity of collateral agent) and the Lenders from time to time party thereto have entered into that certain Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement dated as of November 30, 2016 (as amended by that certain Amendment No. 1, dated as of April 2, 2020 and effective as of March 31, 2020, as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Company and certain Subsidiaries of the Company a new vehicle floorplan revolving credit facility (including a swing line subfacility) and a used vehicle floorplan revolving credit facility (including a swing line subfacility); and

WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each New Vehicle Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the other Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement and certain of the other Loan Documents as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments; Release and Joinder; Exiting Lender.
(a)Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended so that, as amended, it shall read as set forth in, and shall have the terms, covenants, conditions and other provisions in the form of Credit Agreement set forth as Exhibit A to this Agreement (the “Consolidated Form Credit Agreement”). The parties hereto acknowledge and agree that each amendment to the Credit Agreement reflected in the Consolidated Form Credit Agreement is and shall be effective as if individually specified in this Agreement (the parties further acknowledging that amending the Credit Agreement by reference to the Consolidated Form Credit Agreement provides a convenience to the parties to permit the amended terms to be read in the context of the full Credit Agreement), and that this Agreement is not a novation of the Credit Agreement or of any credit facility provided thereunder or in respect thereof. The signature pages contained may be left off of the Consolidated Form Credit Agreement. Notwithstanding that the cover page of the Consolidated Form Credit Agreement is dated “as of November 30, 2016”, the changes to the Credit Agreement effected by this Agreement shall be effective as of the satisfaction or waiver to the conditions to effectiveness set forth in Section 2 of this Agreement.
(b)Amendments to Schedules and Exhibits to Credit Agreement.
(i)  Each of the following Schedules and Exhibits to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on the respective Schedule and Exhibit attached hereto, as follows:
(A)  Schedule 1.01A (Silo Subsidiaries), Schedule 1.01B (Dual Subsidiaries), Schedule 2.01A, (Commitments and Applicable Percentages), Schedule 2A.03(a) (Information Regarding Collateral) and Schedule 10.02 (Administrative Agent’s Office; Certain Addresses for Notices; Tax Identification Number) of the Credit Agreement shall hereby be replaced with Schedule 1.01A (Silo Subsidiaries), Schedule 1.01B (Dual Subsidiaries), Schedule 2.01A, (Commitments and Applicable Percentages), Schedule 2A.03(a) (Information Regarding Collateral) and Schedule 10.02 (Administrative Agent’s Office; Certain Addresses for Notices; Tax Identification Number) of this Agreement, respectively; and
(B)  Exhibit A-2 (Form of Used Vehicle Floorplan Committed Loan Notice), Exhibit B-2 (Form of Used Vehicle Floorplan Swing Line Loan Notice), Exhibit C (Form of Note), Exhibit H (Floorplan Joinder Agreement) and Exhibit P (Form of Notice of Loan Prepayment) of the Credit Agreement shall hereby be replaced with Exhibit A-2 (Form of Used Vehicle Floorplan Committed Loan Notice), Exhibit B-2 (Form of Used Vehicle Floorplan Swing Line Loan Notice), Exhibit C (Form of Note), Exhibit H (Floorplan Joinder Agreement) and Exhibit P (Form of Notice of Loan Prepayment) of this Agreement, respectively.
(ii)  Exhibit I (Used Vehicle Borrowing Base Certificate) is hereby deleted from the Credit Agreement.
(iii)  Exhibit K-2 (Form of Used Vehicle Borrower Notice) is hereby added as set forth on the respective Exhibit attached hereto.
(c)Amendments to Company Guaranty. Subject to the terms and conditions set forth herein, the Company Guaranty is hereby amended as follows:

(i)  Any references to “Borrower” or “Borrowers” in the Company Guaranty shall refer to each Borrower and all of the Borrowers under the Credit Agreement, including, without limitation, after giving effect to the amendments to the Credit Agreement provided herein;
(ii)  Each of Section 1, 2, 6, 7, 8 and 15 of the Company Guaranty is amended to replace each reference therein to “New Vehicle Borrower” with “Borrower”; and
(iii)  Section 2 of the Company Guaranty is amended to replace the reference therein to “Section 8.02” with “Sections 8.02 or 8.04”.
(d)Amendments to Subsidiary Guaranty. Subject to the terms and conditions set forth herein, the Subsidiary Guaranty is hereby amended as follows:
(i)  Any references to “Borrower” or “Borrowers” in the Subsidiary Guaranty shall refer to each Borrower and all of the Borrowers under the Credit Agreement, including, without limitation, after giving effect to the amendments to the Credit Agreement provided herein; and
(ii)  Section 2 of the Subsidiary Guaranty is amended to replace the reference therein to “Section 8.02” with “Sections 8.02 or 8.04”.
(e)Release. The Administrative Agent, the Revolving Administrative Agent and the Lenders party hereto hereby (i) acknowledge that substantially all of the assets of Kramer Motors Incorporated, a California corporation, SAI Cleveland N, LLC, a Tennessee limited liability company, SAI Columbus Motors, LLC, an Ohio limited liability company, SAI Columbus VWK, LLC, an Ohio limited liability company, SAI Fort Myers H, LLC, a Florida limited liability company, SAI Tysons Corner H, LLC, a Virginia limited liability company, Sonic – Cadillac D, L.P., a Texas limited partnership, Sonic–Volvo LV, LLC, a Nevada limited liability company and Stevens Creek Cadillac, Inc., a California corporation, have been sold prior to the date hereof and EchoPark SC, LLC, a South Carolina limited liability company, no longer operates a dealership facility (such entities described in this clause (i), collectively, the “Disposed Dealership Entities”), (ii) without limitation of any obligations or liabilities of the Disposed Dealership Entities under the Revolving Loan Documents (including without limitation, the Security Agreement), agree that the Disposed Dealership Entities shall no longer constitute “Loan Parties” (as defined in the Credit Agreement) under the Loan Documents and the obligations of the Disposed Dealership Entities under any of the Loan Documents are hereby released (except for any obligations or liabilities of any Disposed Dealership Entities thereunder which expressly survive such release), (iii) the security interests and liens granted by the Disposed Dealership Entities to the Revolving Administrative Agent, on behalf of the Secured Parties, securing the Obligations under the Loan Documents (and relating to the floorplan facility provided thereunder) are hereby released, provided that, in no event shall the release described above result in any additional obligations on the Revolving Administrative Agent, the Administrative Agent or any Lender under any of the Loan Documents and (iv) SAI DS, LLC, a Florida limited liability company, shall no longer constitute a “New Vehicle Borrower” under the Loan Documents.
(f)Joinder to Credit Agreement:
(i)  Credit Agreement. Each of the undersigned Persons identified on the signature pages hereto as a “Used Vehicle Borrower” hereby agrees that, by its execution of this Agreement, such Person hereby becomes a party to the Credit Agreement and the Notes, and is and shall be for all purposes a “Used Vehicle Borrower” and a “Borrower” (each term having the respective meanings set forth in the Credit Agreement after giving effect to this Agreement) under the Loan Documents and shall have (and hereby unconditionally, absolutely and irrevocably assumes) all the terms, conditions, obligations, liabilities and undertakings of, and joins in each grant, pledge and assignment of any interest by, a Borrower as if it had manually executed the Credit Agreement, the Notes, and each other applicable Loan Document. Each of the undersigned Persons identified on the signature pages hereto as a “Used Vehicle Borrower” hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, the Notes, and each other applicable Loan Document.
(ii)  Affirmations. Each of the undersigned Persons identified on the signature pages hereto as a “Used Vehicle Borrower” hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgments and certifications applicable to, and each of the waivers by, any Borrower contained in the Credit Agreement (after giving effect to this Agreement).
(iii)  Obligations. Without limiting the generality of the terms of Sections l(f)(i) and (ii) above or the terms of the Credit Agreement, each of the undersigned Persons identified on the signature pages hereto as a “Used Vehicle Borrower” hereby jointly and severally, together with the other Borrowers, promises to each Lender and the Administrative Agent, the prompt payment and performance of all Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise) strictly in accordance with the terms thereof. Notwithstanding the foregoing, the liability of each of the undersigned Persons identified on the signature pages hereto as a “Used Vehicle Borrower” with respect to its Used Vehicle Borrowers’ Liabilities under the Credit Agreement shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under the Credit Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.
(iv)  Assignment. Without limiting the generality of the terms of Sections l(f)(i) and (ii) above or the terms of Article II of the Credit Agreement, each of the undersigned Persons identified on the signature pages hereto as a “Used Vehicle Borrower” hereby irrevocably designates, appoints, authorizes and directs the Company (including each Responsible Officer of the Company) to act on behalf of such Person for the purposes set forth in said Article II or any other provisions of the Credit Agreement or any other Loan Document, including without limitation the purpose of giving Requests for Borrowing and otherwise giving and receiving such notices and notifications and taking all such other actions contemplated by Article II or any other provision of the Credit Agreement or any other Loan Document.
(g)Joinder to Subsidiary Guaranty.
(i)  Joinder. Each of the undersigned Persons identified on the signature pages hereto as a “Used Vehicle Borrower” (other than the Company) hereby irrevocably,

absolutely and unconditionally becomes a party to the Subsidiary Guaranty as a “Guarantor” (such term having the meaning set forth in the Subsidiary Guaranty after giving effect to this Agreement) and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which any Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Secured Parties of the payment and performance in full of the Guaranteed Liabilities (as defined in the Subsidiary Guaranty) whether now existing or hereafter arising, all with the same force and effect as if such Person were a signatory to the Subsidiary Guaranty.
(ii)  Affirmations. Each of the undersigned Persons identified on the signature pages hereto as a “Used Vehicle Borrower” hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgments and certifications applicable to, and each of the waivers by, any Guarantor contained in the Subsidiary Guaranty Agreement.
(h)Exiting Lender; Reallocation.
(i)  Each of the Administrative Agent, the undersigned Lenders and the Loan Parties hereby (x) acknowledge and agree that (A) American Honda Finance Corporation (“AHFC”)  shall be repaid on the Effective Date the outstanding amount of principal on the Loans owed to it under the Credit Agreement and the other Loan Documents (the “AFHC Payment”) (with accrued interest and fees owing to it for the period May 1-20, 2020 to be paid in the ordinary course thereafter upon receipt of such amounts from the Borrowers), (B) the Commitment (including the New Vehicle Floorplan Commitment and the Used Vehicle Floorplan Commitment) of AHFC shall automatically terminate on the Effective Date without further action; and (y) waive any requirement under the Loan Documents (including, without limitation, Sections 2.10, 2.11 and 2.18 of the Credit Agreement) that such AHFC Payment be made to the Lenders on a pro rata basis or any prior notice thereof.
(ii)  Simultaneously with the Effective Date, the parties hereby agree that the Commitment ((including the New Vehicle Floorplan Commitment and the Used Vehicle Floorplan Commitment) of each of the Lenders shall be as set forth in Schedule 2.01A attached hereto, and the outstanding amount of the Loans (the “Outstanding Loans”) (without giving effect to any Borrowings of Loans under the Credit Agreement on the Effective Date, but after giving effect to this Agreement) shall be reallocated in accordance with such Commitments. On the Effective Date, the Lenders shall make full cash settlement with one another with respect to the Outstanding Loans and outstanding Commitments, and with any exiting Lender, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all such reallocations in Commitments, such that after giving effect to such settlements the Commitment of each Lender as of the Effective Date shall be as set forth on Schedule 2.01A attached hereto.
2.Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement and the other Loan Documents herein provided shall become effective as of the Effective Date at the time when each of the following conditions has been satisfied:

(a)the Administrative Agent shall have received the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:
(i)  (A) counterparts of this Agreement, duly executed by each Borrower, Bank of America, as Administrative Agent, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and Revolving Administrative Agent, each other Loan Party and each Lender (other than AHFC), (B) a Note executed by the Borrowers in favor of each Lender requesting a Note; (C) counterparts of that certain Amendment No. 1 to Fourth Amended and Restated Security Agreement, dated as of the Effective Date (the “Security Agreement Amendment”) by the Company, certain Subsidiaries of the Company, Bank of America, as Administrative Agent and Revolving Administrative Agent (including in the capacity of collateral agent for the Secured Parties) and (D) counterparts of a letter agreement dated as of the Effective Date, duly executed by the Company and Bank of America, as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender (collectively, the “Amendment Documents”);
(ii)  such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
(iii)  such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and (except as provided in Section 6.21 of the Consolidated Form Credit Agreement) that each Loan Party is validly existing, in good standing and qualified to engage in business in the respective jurisdictions, which includes each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(iv)  a favorable opinion of Parker Poe Adams & Bernstein LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Revolving Administrative Agent and each Lender, in form and substance satisfactory to the Administrative Agent;
(v)  a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Amendment Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
(vi)  a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in Sections 2(a) have been satisfied, and (B) that there has been no event or circumstance since December 31, 2019 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(vii)  a certificate signed by the chief executive officer, chief financial officer, treasurer or chief accounting officer of each Loan Party certifying that each Loan Party is Solvent, after giving effect to this Agreement and the other Loan Documents and the Indebtedness pursuant hereto and thereto;
(viii)  to the extent not otherwise delivered prior to the date hereof, a copy of (A) each standard form of Franchise Agreement for each vehicle manufacturer or distributor and (B) each executed Framework Agreement;
(ix)  to the extent not otherwise delivered prior to the date hereof, duly executed consents and waivers required pursuant to any Franchise Agreement or Framework Agreement;
(x)  to the extent requested by the Administrative Agent, evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, including endorsements naming the Revolving Administrative Agent (on behalf of the Secured Parties) as an additional insured and loss payee, as the case may be, on all such insurance policies maintained with respect to properties of the Company or any Loan Party constituting part of the Collateral;
(xi)  the Loan Parties shall have delivered to the Administrative Agent and the Revolving Administrative Agent an authorization to share insurance information in form and substance satisfactory to the Administrative Agent and the Revolving Administrative Agent (or such other form as required by each of the Loan Party’s insurance companies (the “Authorization to Share Insurance Information”);
(xii)  the Loan Parties shall have delivered to the Administrative Agent a Statement of Purpose for an Credit Extension Secured by Margin Stock (Federal Reserve Form U-1);
(xiii)  consolidating balance sheets for the Company and each Subsidiary as at the end of March 31, 2020, and the related consolidating statements of income or operations, all in reasonable detail prepared by management of the Company or such Subsidiary, in each case with subtotals for (a) each Subsidiary, (b) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), (c) all Used Vehicle Borrowers (excluding the results of any Dual Subsidiaries) and (d) all Silo Subsidiaries grouped by each Silo Lender, and in each case prior to intercompany eliminations;
(xiv)  UCC financing statements or amendments to previously filed UCC financing statements for filing in all places required by applicable law to perfect the Liens of the Revolving Administrative Agent for the benefit of the Secured Parties under the Security Instruments as a valid and perfected Lien (with the priority described therein) as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law to perfect the Liens of the Revolving Administrative Agent for the benefit of the Secured Parties under the Security Instruments as a valid and perfected Lien in and to such other Collateral as the Administrative Agent may require;

(xv)  UCC search results with respect to the Borrowers showing only Liens acceptable to the Administrative Agent (or pursuant to which arrangements satisfactory to the Administrative Agent shall have been made to remove any unacceptable Liens promptly after the Effective Date);
(xvi)  such duly executed Landlord Waivers for locations of the Borrowers not already in effect, as may be requested by the Administrative Agent in its sole discretion;
(xvii)  a certificate signed by a Responsible Officer of the Company certifying as to the status of the Unrestricted Subsidiaries;
(xviii)  an exiting lender letter executed by AHFC pursuant to which AHFC waives any requirement in the Credit Agreement to provide prior notice of the AHFC Payment and any right to consent to this Agreement, in form and substance acceptable to the Administrative Agent; and
(xix)  such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the New Vehicle Swing Line Lender, the Used Vehicle Swing Line Lender or the Lenders reasonably may require.
(b)Upon the reasonable request of any Lender made at least ten (10) days prior to the date hereof, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) Business Days prior to the date hereof and (ii) at least ten (10) days prior to the date hereof, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
(c)All fees and expenses payable to the Administrative Agent, the Arranger and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the date hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
3.Consent of the Loan Parties. The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of the Company Guaranty against the Company in accordance with its terms. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms. Each Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects each Security Instrument to which such Loan Party is a party (including without limitation the continuation of the perfection and priority of each Lien thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Security Instrument against such Loan Party in accordance with its terms.

4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, both before and after giving effect to this Agreement and the other Amendment Documents, in each case except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
(b)The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Subsidiary Guaranty as a guarantor thereunder;
(c)This Agreement and each other Amendment Document has been duly authorized, executed and delivered by the Company and each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)Both before and after giving effect to this Agreement and the other Amendment Documents, no Default or Event of Default has occurred and is continuing.
5.Entire Agreement. This Agreement, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
6.Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
7.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
9.Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, modified, supplemented, restated, or amended and restated from time to time. All references in any of the Loan Documents to the “Company Guaranty” shall mean the Company Guaranty, as amended hereby and as further amended, modified, supplemented, restated, or amended and restated from time to time. All references in any of the Loan Documents to the “Subsidiary Guaranty” shall mean the Subsidiary Guaranty, as amended hereby and as further amended, modified, supplemented, restated, or amended and restated from time to time. All references in any of the Loan Documents to the “Security Agreement” shall mean the Security Agreement, as amended by the Security Agreement Amendment and as further amended, modified, supplemented, restated, or amended and restated from time to time.
11.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, each of the other Loan Parties, the Administrative Agent, the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
12.Loan Document. This Agreement shall be deemed to be a “Loan Document” under and as defined in the Credit Agreement, for all purposes.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:
SONIC AUTOMOTIVE, INC.
By:/s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Executive Vice President and
Chief Financial Officer

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

NEW VEHICLE BORROWERS:
ARNGAR, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
PHILPOTT MOTORS, LTD.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LUTE RILEY, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
WINDWARD, INC.
By:/s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

USED VEHICLE BORROWERS:
SONIC AUTOMOTIVE, INC.
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Executive Vice President and
Chief Financial Officer

ARNGAR, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC
ECHOPARK NC, LLC
ECHOPARK TX, LLC
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI DS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LUTE RILEY, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
By:/s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

USED VEHICLE BORROWERS, continued:
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
TT DENVER, LLC
WINDWARD, INC.
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

SUBSIDIARY GUARANTORS:
ARNGAR, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC
ECHOPARK NC, LLC
ECHOPARK TX, LLC
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
PHILPOTT MOTORS, LTD.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI DS, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS, continued:
SAI S. ATLANTA JLR, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LUTE RILEY, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
TT DENVER, LLC
WINDWARD, INC.
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AGREED AND ACKNOWLEDGED:
KRAMER MOTORS INCORPORATED
SAI CLEVELAND N, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FORT MYERS H, LLC
SAI TYSONS CORNER H, LLC
SONIC – CADILLAC D, L.P.
SONIC–CAPITOL IMPORTS, INC.
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC–VOLVO LV, LLC
STEVENS CREEK CADILLAC, INC.
ECHOPARK SC, LLC
SAI DS, LLC
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ David T. Smith
Typed Name:  David T. Smith
Typed Title:  Senior Vice President

BANK OF AMERICA, N.A.,
as Revolving Administrative Agent
(in its capacity as collateral agent for the Secured Parties under the Loan Documents)
By: /s/ Denise Jones
Typed Name:  Denise Jones
Typed Title:  Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender
By:/s/ David T. Smith
Typed Name:  David T. Smith
Typed Title:  Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Adam Sigman
Typed Name:  Adam Sigman
Typed Title:  Executive Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Katherine Taylor
Typed Name:  Katherine Taylor
Typed Title:  Vice President

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as a Lender
By: /s/ Michele Nowak
Typed Name:  Michele Nowak
Typed Title:  Credit Director, National Accounts

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Jeffrey Bullard
Typed Name:  Jeffrey Bullard
Typed Title:  Senior Vice President

COMERICA BANK, as a Lender
By: /s/ Coby McGee
Typed Name:  Coby McGee
Typed Title:  Portfolio Manager

CAPITAL ONE, N.A., as a Lender
By:/s/ Jeff Edge
Typed Name:  Jeff Edge
Typed Title:  Senior Vice President

MASSMUTUAL ASSET FINANCE LLC, as a Lender
By: /s/ Donald Buttler
Typed Name:  Donald Buttler
Typed Title:  Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Krutesh Trivedi
Typed Name:  Krutesh Trivedi
Typed Title:  Senior Vice President

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

TD BANK, N.A., as a Lender
By: /s/ Judy C. Johnson
Typed Name:  Judy C. Johnson
Typed Title:  VP Market Credit Manager,
         Major Accounts

TOYOTA MOTOR CREDIT CORPORATION, as a Lender
By: /s/ Gerald Jules
Typed Name:  Gerald Jules
Typed Title:  National Manager, National Accounts

VW CREDIT, INC., as a Lender
By: /s/ Robb Nerdin
Typed Name:  Robb Nerdin
Typed Title:  Senior Manager

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

EXHIBIT A-2
CONSOLIDATED FORM CREDIT AGREEMENT
See attached.

EXHIBIT A-2
FORM OF USED VEHICLE FLOORPLAN
COMMITTED LOAN NOTICE
Date: ___________, _____
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of November 30, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among Sonic Automotive, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender, and Bank of America, N.A., as Revolving Administrative Agent (in the capacity of collateral agent for the Secured Parties).
The undersigned hereby requests (select one):
☐ A Used Vehicle Floorplan Committed Borrowing
☐ A conversion of Used Vehicle Floorplan Committed Loans
1. For ________________________, the applicable Used Vehicle Borrower.
2. On _________________________ (a Business Day).
3. In the amount of $_______________.
4. Comprised of _________________________________________________.
          [Type of Used Vehicle Floorplan Committed Loan requested]
The Used Vehicle Floorplan Committed Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.06 of the Credit Agreement.
        SONIC AUTOMOTIVE, INC.
        By:
Name:
         Title:

EXHIBIT B-2

FORM OF USED VEHICLE FLOORPLAN
SWING LINE LOAN NOTICE
Date: ___________, _____
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of November 30, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among Sonic Automotive, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender, and Bank of America, N.A., as Revolving Administrative Agent (in the capacity of collateral agent for the Secured Parties).
The undersigned hereby requests (select one):
☐ A Used Vehicle Floorplan Committed Borrowing
☐ A conversion of Used Vehicle Floorplan Committed Loans
1. For ________________________, the applicable Used Vehicle Borrower.
2. On _________________________ (a Business Day).
3. In the amount of $_______________.
4. Comprised of _________________________________________________.
          [Type of Used Vehicle Floorplan Committed Loan requested]
        SONIC AUTOMOTIVE, INC.
        By:
Name:
         Title:

EXHIBIT C
FORM OF [REPLACEMENT] NOTE
_______________, 20__
FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively the “Borrowers”) hereby promises, jointly and severally, to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each New Vehicle Floorplan Loan from time to time made by the Lender to Sonic Automotive, Inc. (the “Company”) or any New Vehicle Borrower under the Credit Agreement and the principal amount of each Used Vehicle Floorplan Loan from time to time made by the Lender to the Company or any Used Vehicle Floorplan Borrower under that certain Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of November 30, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the Company, certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender, and Bank of America, N.A., as Revolving Administrative Agent (in the capacity of collateral agent for the Secured Parties).
Each Borrower promises, jointly and severally, to pay interest on the unpaid principal amount of each Loan from the date of such New Vehicle Floorplan Loan or Used Vehicle Floorplan Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. Except as otherwise provided in Section 2.03(h) with respect to New Vehicle Floorplan Swing Line Loans, and Section 2.08(h) with respect to Used Vehicle Floorplan Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranties and is secured by the Collateral. [This Note is issued in replacement of a Note dated November 30, 2016, issued to the Lender pursuant to the Credit Agreement (the “Existing Note”), and does not effect any refinancing or extinguishment of the indebtedness and obligations of such Existing Note and is not a novation but is a replacement of such Existing Note.] Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall (if required by the Credit Agreement) become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans and payments with respect thereto.
Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.
NEW VEHICLE BORROWERS:
ARNGAR, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
PHILPOTT MOTORS, LTD.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LUTE RILEY, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
By:
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

NEW VEHICLE BORROWERS, continued:
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
WINDWARD, INC.
By:
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

USED VEHICLE BORROWERS:
SONIC AUTOMOTIVE, INC.
By:
Typed Name: Heath R. Byrd
Typed Title: Executive Vice President and Chief
        Financial Officer

ARNGAR, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC
ECHOPARK NC, LLC
ECHOPARK TX, LLC
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI DS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
By:
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

USED VEHICLE BORROWERS, continued:
SAI ORLANDO CS, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LUTE RILEY, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
TT DENVER, LLC
WINDWARD, INC.
By:
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT H
FORM OF FLOORPLAN JOINDER AGREEMENT
        THIS FLOORPLAN JOINDER AGREEMENT (the “Floorplan Joinder Agreement”), dated as of _____________, 20__ is made by _______________________________, a ________________ (the “Joining Subsidiary”), and delivered to BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement (as amended, revised, modified, supplemented or amended and restated from time to time, the “Floorplan Credit Agreement”), dated as of November 30, 2016, by and among Sonic Automotive, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company (together with the Company, and collectively with any other Person that becomes a Borrower (as defined in the Floorplan Credit Agreement) from time to time pursuant to Section 6.14 of the Floorplan Credit Agreement, the “Borrowers” and each individually a “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, and Bank of America, N.A., as Revolving Administrative Agent (in the capacity of collateral agent for the Floorplan Secured Parties referenced below) (in such capacity, the “Revolving Administrative Agent”). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Floorplan Credit Agreement.

WHEREAS, certain Subsidiaries of the Company and the Administrative Agent have entered into a Third Amended and Restated Subsidiary Guaranty Agreement dated as of November 30, 2016 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Subsidiary Guaranty Agreement”);

WHEREAS, the Company, certain Subsidiaries of the Company, the Administrative Agent and the Revolving Administrative Agent have entered into a Fourth Amended and Restated Security Agreement dated as of November 30, 2016 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Security Agreement”);

WHEREAS, the Joining Subsidiary does engage in the business of selling [new][used][new and used] motor vehicles;

        [WHEREAS, the Joining Subsidiary is a Dual Subsidiary;]1

[WHEREAS, the Joining Subsidiary desires to become a “New Vehicle Borrower” under the Floorplan Credit Agreement and be joined as a party to the Floorplan Credit Agreement as a New Vehicle Borrower;]

[WHEREAS, the Joining Subsidiary desires to become a “Used Vehicle Borrower” under the Floorplan Credit Agreement and be joined as a party to the Floorplan Credit Agreement as a Used Vehicle Borrower;]

1 Note to Draft: Dual Subsidiaries may not become Used Vehicle Borrowers.

WHEREAS, the Joining Subsidiary is required by the terms of the Floorplan Credit Agreement to become a “Guarantor” under the Subsidiary Guaranty Agreement and be joined as a party to the Subsidiary Guaranty Agreement as a Guarantor (as defined in the Subsidiary Guaranty Agreement);
WHEREAS, the Joining Subsidiary is required by the terms of the Floorplan Credit Agreement to become a “Floorplan Subsidiary Grantor” under the Security Agreement and be joined as a party to the Security Agreement as a Floorplan Subsidiary Grantor (as defined in the Security Agreement); and
WHEREAS, the Joining Subsidiary will materially benefit from the credit facilities made available and to be made available to the Borrowers by the Lenders under the Floorplan Credit Agreement;
NOW, THEREFORE, the Joining Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Floorplan Secured Parties (as defined in the Subsidiary Guaranty Agreement and the Security Agreement):
1. Floorplan Credit Agreement

a. Joinder. The Joining Subsidiary hereby agrees that, by its execution of this Floorplan Joinder Agreement, the Joining Subsidiary hereby becomes a party to the Floorplan Credit Agreement and the Notes, and is and shall be for all purposes a [“New Vehicle Borrower”][and a][“Used Vehicle Borrower”] and a “Borrower” (each term as used in this Section 1 having the respective meanings set forth in the Floorplan Credit Agreement) under the Loan Documents and shall have (and hereby unconditionally, absolutely and irrevocably assumes) all the terms, conditions, obligations, liabilities and undertakings of, and joins in each grant, pledge and assignment of any interest by, a Borrower as if it had manually executed the Floorplan Credit Agreement, the Notes, and each other applicable Loan Document. The Joining Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Floorplan Credit Agreement, the Notes, and each other applicable Loan Document.

b. Affirmations. The Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgments and certifications applicable to, and each of the waivers by, any Borrower contained in the Floorplan Credit Agreement.

c. Obligations. Without limiting the generality of the terms of Sections l(a) and (b) above or the terms of the Floorplan Credit Agreement, the Joining Subsidiary hereby jointly and severally, together with the other Borrowers, promises to each Lender and the Administrative Agent, the prompt payment and performance of all Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise) strictly in accordance with the terms thereof. Notwithstanding the foregoing, the liability of the Joining Subsidiary with respect to its [New Vehicle Borrowers’ Liabilities][and][Used Vehicle Borrowers’ Liabilities] under the Floorplan Credit Agreement shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under the Floorplan Credit Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

d. Assignment. Without limiting the generality of the terms of Sections l(a) and (b) above or the terms of Article II of the Floorplan Credit Agreement, the Joining Subsidiary hereby irrevocably designates, appoints, authorizes and directs the Company (including each Responsible Officer of the Company) to act on behalf of the Joining Subsidiary for the purposes set forth in said Article II or any other provisions of the Floorplan Credit Agreement or any other Loan Document, including without limitation the purpose of giving Requests for Borrowing and otherwise giving and receiving such notices and notifications and taking all such other actions contemplated by Article II or any other provision of the Floorplan Credit Agreement or any other Loan Document.

        2. Subsidiary Guaranty Agreement.

a. Joinder. The Joining Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Subsidiary Guaranty Agreement as a “Guarantor” (such term as used in this Section 2 having the meaning set forth in the Subsidiary Guaranty Agreement) and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which any Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Floorplan Secured Parties of the payment and performance in full of the Guaranteed Liabilities (as defined in the Subsidiary Guaranty Agreement) whether now existing or hereafter arising, all with the same force and effect as if the Joining Subsidiary were a signatory to the Subsidiary Guaranty Agreement.

b. Affirmations. The Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any Guarantor contained in the Subsidiary Guaranty Agreement.

        3. Security Agreement.

a. Joinder. The Joining Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a “Floorplan Subsidiary Grantor” (such term as used in this Section 3 having the meaning set forth in the Security Agreement) and bound by all the terms, conditions, obligations, liabilities and undertakings of each Floorplan Subsidiary Grantor or to which any Floorplan Subsidiary Grantor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Revolving Administrative Agent for the benefit of the Floorplan Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of the Joining Subsidiary or in which the Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein as security for the payment and performance of the Floorplan Secured Obligations (as defined in the Security Agreement), all with the same force and effect as if the Joining Subsidiary were a signatory to the Security Agreement.

b. Grant of Security Interest. Without limiting the generality of the terms of Section 3(a) above, the Joining Subsidiary hereby grants as collateral security for (i) the payment, performance and satisfaction of all of its Obligations (including all of its Guarantor’s Obligations (as defined in the Subsidiary Guaranty Agreement)) and (ii) the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) under the Security Agreement or any of the Loan Documents to which it is now or hereafter becomes a party, a security interest in all of the Collateral (as defined in Section 2 of the Security Agreement) of the Joining Subsidiary or in which the Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter acquired or arising and wherever located.

c. Affirmations. The Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgments and certifications applicable to, and each of the waivers by, any Floorplan Subsidiary Grantor contained in the Security Agreement.

d. Supplemental Schedules. Attached to this Floorplan Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Security Agreement. The Joining Subsidiary represents and warrants that the information contained on each of the Supplemental Schedules with respect to the Joining Subsidiary and its properties and affairs is true, complete and accurate as of the date hereof.

4. Miscellaneous.

a. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Floorplan Joinder Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Floorplan Credit Agreement.

b. Severability. Whenever possible, each provision of this Floorplan Joinder Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Floorplan Joinder Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Floorplan Joinder Agreement. This Floorplan Joinder Agreement is to be read, construed and applied together with the Floorplan Credit Agreement and the other Loan Documents, which, taken together, set forth the complete understanding and agreement of the Administrative Agent, the Revolving Administrative Agent (in its capacity as collateral agent for the Floorplan Secured Parties) and the Lenders and the Joining Subsidiary with respect to the matters referred to herein and therein.

c. Successors and Assigns. This Floorplan Joinder Agreement and all obligations of the Joining Subsidiary hereunder shall be binding upon the successors and assigns of the Joining Subsidiary (including any debtor-in-possession on behalf of the Joining Subsidiary) and shall, together with the rights and remedies of the Administrative Agent and the Revolving

Administrative Agent, in each case for the benefit of the Floorplan Secured Parties, hereunder, inure to the benefit of the Administrative Agent and the Revolving Administrative Agent and the Floorplan Secured Parties, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Liens granted to the Revolving Administrative Agent, for the benefit of the Floorplan Secured Parties, hereunder. The Joining Subsidiary may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Floorplan Joinder Agreement.

d. Counterparts. This Floorplan Joinder Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Floorplan Joinder Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Administrative Agent, electronic means, all of which shall be equally valid. Without limiting the foregoing provisions of this Section 4(d), the provisions of Section 10.10 of the Floorplan Credit Agreement shall be applicable to this Floorplan Joinder Agreement.

e. Section Titles. The Section titles contained in this Floorplan Joinder Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

f. Delivery. The Joining Subsidiary hereby irrevocably waives notice of acceptance of this Floorplan Joinder Agreement and acknowledges that the Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Floorplan Joinder Agreement and the Joining Subsidiary’s joinder as a party to the Floorplan Credit Agreement, the Security Agreement and the Subsidiary Guaranty Agreement, as herein provided.

g. Governing Law; Venue; Waiver of Jury Trial. The provisions of Sections 10.14 and 10.15 of the Floorplan Credit Agreement are hereby incorporated by reference as if fully set forth herein..

IN WITNESS WHEREOF, the Joining Subsidiary has duly executed and delivered this Floorplan Joinder Agreement as of the day and year first written above.

            JOINING SUBSIDIARY:

            [__________________________________________]

            By:_______________________________________
        Name: ____________________________________
            Title: ____________________________________

SUPPLEMENTAL
SCHEDULE 7(f) TO SECURITY AGREEMENT

Grantor Information

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity/State I.D. Number/ Federal Tax I.D. Number	Address of Chief Executive Office	Trade Names, Trade Styles, Fictitious Names, “d/b/a” Names and brand	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)

Delivered pursuant to Floorplan Joinder Agreement of _______________________________.
Applicable Date: __________, 20__

EXHIBIT K-2
FORM OF USED VEHICLE BORROWER NOTICE
Date: ___________, _____
To: Sonic Automotive, Inc.
The Lenders party to the Credit Agreement referred to below
Ladies and Gentlemen:
This Used Vehicle Borrower Notice is made and delivered pursuant to Section 2.21(b) of that certain Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of November 30, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Sonic Automotive, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Used Vehicle Borrower Notice and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
The Administrative Agent hereby notifies the Company and the Lenders that effective as of the date hereof [_________________________] shall be a Used Vehicle Borrower and may receive Used Vehicle Swing Line Loans for its account on the terms and conditions set forth in the Credit Agreement.
This Used Vehicle Borrower Notice shall constitute a Loan Document under the Credit Agreement.
        BANK OF AMERICA, N.A.,
        as Administrative Agent
        By:
Name:
         Title:

EXHIBIT P
FORM OF
NOTICE OF LOAN PREPAYMENT
TO:  Bank of America, N.A., as Administrative Agent
RE:  Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of November 30, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto (together with the Company, the “Borrowers” and each individually a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, and BANK OF AMERICA, N.A., as Revolving Administrative Agent (in the capacity of collateral agent for the Secured Parties referenced below); capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement
DATE:  [Date]

The undersigned hereby notifies the Administrative Agent that on _____________2 pursuant to the terms of Section 2.10 (Prepayments) of the Credit Agreement, the Company intends to prepay/repay the following Loans as more specifically set forth below:
☐  Optional prepayment of New Vehicle Floorplan Committed Loans in the following amount(s):
☐ Eurodollar Rate Loans:    $___________________3
        Applicable Interest Period:

☐  Base Rate Loans:    $__________________4
        Applicable New Vehicle Borrower:

2 Specify date of such prepayment.
3 Any prepayment of Eurodollar Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).
4 Any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

New Vehicle(s) (including the make, model and vehicle identification number of such New Vehicle(s):

☐  Optional prepayment of New Vehicle Floorplan Swingline Loans in the following amounts:
☐ Eurodollar Rate Loans:    $___________________
        Applicable Interest Period:

☐  Base Rate Loans:    $__________________
        Applicable New Vehicle Borrower:

New Vehicle(s) (including the make, model and vehicle identification number of such New Vehicle(s):

☐  Optional prepayment of Used Vehicle Floorplan Committed Loans in the following amount(s):
☐ Eurodollar Rate Loans:    $___________________5
        Applicable Interest Period:

☐  Base Rate Loans:    $__________________6
        Applicable Used Vehicle Borrower:

Used Vehicle(s) (including the make, model and vehicle identification number of such Used Vehicle(s):

5 Any prepayment of Eurodollar Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).
6 Any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

☐  Optional prepayment of Used Vehicle Floorplan Swingline Loans in the following amounts:7
☐ Eurodollar Rate Loans:    $___________________
        Applicable Interest Period:

☐  Base Rate Loans:    $__________________
        Applicable Used Vehicle Borrower:

Used Vehicle(s) (including the make, model and vehicle identification number of such Used Vehicle(s):

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

        SONIC AUTOMOTIVE, INC.
        By:
Name:
         Title:

7 Any prepayment of Used Vehicle Swingline Loans shall be in a principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).